                                                                   EXHIBIT 10.19



                                                                  Execution Copy


                     AMENDMENT TO NON-COMPETITION AGREEMENT

         AMENDMENT dated as of __________ ____, 1999 (the "Amendment") to the Non-Competition Agreement, dated as of February 24, 1995 (the "Non-Competition Agreement"), among Nu-kote Holding, Inc., a Delaware corporation ("Nu-kote"), Pelikan Produktion AG, a Swiss stock company ("Produktions"), Greif-Werke GmbH, a German limited liability company ("Greif"), Pelikan Scotland Ltd., a limited liability company organized under the laws of Scotland ("Pelikan Scotland") and Pelikan Holding AG, a Swiss stock corporation ("Pelikan").

                              W I T N E S S E T H:

         WHEREAS, Nu-kote desires to induce Pelikan to amend the Trademark License Agreement dated as of February 24, 1995 among Nu-kote, Pelikan and certain of Pelikan's Affiliates and to enter into a new trademark license agreement with the purchaser from Nu-kote of certain of Nu-kote's assets and business outside of the United States of America (including the District of Columbia, the Commonwealths of Puerto Rico, the Northern Mariana Islands, and the Virgin Islands of the United States, and the unincorporated United States territories of American Samoa and Guam), Mexico and Canada, and Pelikan is unwilling to do so unless Nu-kote and the other parties hereto enter into this Amendment; and

         WHEREAS, Nu-kote, along with one or more of its Affiliates, to whom Nu-kote has assigned certain rights under the Non-Competition Agreement, Produktions, Greif, Pelikan Scotland and Pelikan have agreed to amend the Non-Competition Agreement, subject to the terms and conditions of this Amendment;

         NOW, THEREFORE, NOW, THEREFORE, in consideration of the mutual covenants made herein and in the First Amendment to Trademark License among Nu-kote, Pelikan and certain of Pelikan's Affiliates, and in order to induce and in consideration of the execution and delivery by Pelikan and certain of its Affiliates of a Trademark License Agreement with Produktions, and of the mutual benefits to be derived hereby and thereby, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. DEFINITIONS. Capitalized terms used herein without definition are used as defined in the Non-Competition Agreement or in the Asset and Stock Purchase Agreement, as amended, dated as of November 15, 1994 (the "Purchase Agreement"), between Nu-kote and Pelikan.

         2. AMENDMENT TO NON-COMPETE COVENANT. Section 1, paragraph (a) of the Non-Competition Agreement is hereby amended by replacing "world" where it appears in the thirteenth line of such paragraph and substituting therefor "United States of America (including the District of Columbia, the Commonwealths of Puerto Rico, the Northern Mariana Islands, and the Virgin Islands of the United States, and the unincorporated United States territories of American Samoa and Guam), Mexico and Canada."

         3. APPROVAL OF BANKRUPTCY COURT. This Amendment shall be effective immediately, without further action by the parties, when an order approving Nu-kote's agreement hereto has been entered by the United States Bankruptcy Court for the Middle District of Tennessee, Nashville Division, in the matter of In Re: Nu-kote Holding, Inc., Nu-kote

Imperial, Ltd., Nu-kote International, Inc., Nu-kote Imaging International, Inc., International Communication Materials, Inc., Future Graphics, Inc., and Nu-kote Latin America, Inc., substantively consolidated under BK. NO. 98-10600-KL3-11 and has become a Final Order. The term "Final Order" shall mean an order or judgment that has not been modified, vacated or stayed, and as to which (a) the time to appeal or seek review, rehearing, reargument or certiorari has expired and as to which no appeal or petition for review, rehearing, reargument or certiorari proceeding is pending, or (b) an order or judgment which has been appealed, has been affirmed on appeal or certiorari and as to which appeal or certiorari the time for further appeal or certiorari has expired, provided, such an order shall be a "Final Order" whenever (i) a period of ten days after the entry thereof on the Clerk's docket shall have expired
(ii) no stay of the order shall be in effect, and (iii) Pelikan shall so elect by written notice to Nu-kote. In the event such approval is not received, for any reason, on or before ________ ___, 1999, this Amendment shall be null and void and of no force or effect whatsoever.

         4. MISCELLANEOUS. Except as expressly amended and modified hereby, and except as otherwise agreed in writing, the Non-Competition Agreement remains in full force and effect in accordance with its terms. The headings contained in this Amendment are for reference purposes only and shall not affect in any way the meaning or interpretation of this Amendment. The recitals to this Amendment are, and shall be construed to be, an integral part of this Amendment. This Amendment may be executed in several counterparts, each of which shall constitute one and the same instrument. This Amendment shall be governed in all respects, including validity, interpretation and effect, by the laws of the State of New York without giving effect to the conflict of laws rules thereof.

         IN WITNESS WHEREOF, the parties, on behalf of themselves and their respective Affiliates, have caused this Amendment to be duly executed by their respective duly authorized representatives as of the date first above written.


PELIKAN HOLDING AG                                PELIKAN PRODUKTIONS AG


By:                                               By:
    --------------------------                        --------------------------
Its:                                              Its:
    --------------------------                        --------------------------


                                                  GREIF-WERKE GmbH


By:                                               By:
    --------------------------                        --------------------------
Its:                                              Its:
    --------------------------                        --------------------------


NU-KOTE HOLDING, INC.                             PELIKAN SCOTLAND LTD.



By:                                               By:
    --------------------------                        --------------------------
Its:                                              Its:
    --------------------------                        --------------------------





                                       2